Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 11 – Income Taxes

Deferred income taxes result from the temporary differences primarily attributable to amortization of intangible assets and debt discount and an accumulation of net operating loss carryforwards for income tax purposes with a valuation allowance against the carryforwards for book purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Included in deferred tax assets are Federal and State net operating loss carryforwards of approximately $5,860,000, which will expire through 2040. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to significant changes in the Company’s ownership, the Company’s future use of its existing net operating losses may be limited.

The provision (benefit) for income taxes for the years ended December 31, 2020 and 2019 consist of the following:

	2020	2019

Current	$-	$-
Deferred	-	-
Total	$-	$-

The provision (benefit) for income taxes differs from the amount of income tax determined by applying the applicable statutory income tax rate of 21.0% for the years ended December 31, 2020 and 2019 to the loss before taxes as a result of the following differences:

	2020	2019
Loss before income taxes	$(2,936,129)	$(3,885,262)
Statutory tax rate	21.0%	21.0%
Total tax benefit at statutory rate	(616,587)	(815,915)

Permanent difference – meals and entertainment, Preferred Stock dividend	(41,930)	30
Total	(658,517)	(815,885)

Changes in valuation allowance	658,517	815,885
Income tax expense	$-	$-

Deferred income taxes reflect the tax impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Deferred income taxes include the net tax effects of net operating loss (NOL) carryforwards and the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2020, and 2019 significant components of the Company’s deferred tax assets are as follows:

	2020	2019
Deferred Tax Assets (Liabilities):
Accrued payroll	$41,000	$14,000
ASC842-ROU Asset	65,000	-
ASC842-ROU (Liability)	(67,000)	-
Gain from derivatives	(107,000)	-
Stock based compensation	119,000	-
Depreciation	(1,000)	-
Net operating loss	5,861,000	5,239,000
Net deferred tax assets (liabilities)	5,911,000	5,253,000
Valuation allowance	(5,911,000)	(5,253,000)
Net deferred tax assets (liabilities)	$-	$-